Exhibit 99.1

JPMorgan January 2016

Forward Looking Statement This presentation includes certain estimates and other forward - looking statements within the meaning of Section 21 E of the Securities Exchange Act of 1934 , as amended, including statements with respect to anticipated operating and financial performance, clinical results, potential partnerships, licensing opportunities and other statements of expectation . Words such as “ expects, ” “ anticipates, ” “ intends, ” “ plans, ” “ believes, ” “ assumes, ” “ seeks, ” “ estimates, ” “ should ” and variations of these words and similar expressions, are intended to identify these forward - looking statements . While we believe these statements are accurate, forward - looking statements are inherently uncertain and we cannot assure you that these expectations will occur and our actual results may be significantly different . These statements by the Company and its management are based on estimates, projections, beliefs and assumptions of management and are not guarantees of future performance . Important factors that could cause actual results to differ from those in the forward - looking statements include the factors described in the Company ’ s filings with the U . S . Securities and Exchange Commission . The Company disclaims any obligation to update or revise any forward - looking statement based on the occurrence of future events, the receipt of new information, or otherwise . 2

Company Snapshot • History – Founded in 2000 in Misgav , Israel – Corporate headquarters in Wayne, PA – Traded on NYSE - MKT (MDGN) • Focus on Genomic Medicine – Small molecule CNS program – NFC - 1 – Ex vivo gene therapy platform – TARGT – Collaboration with the Center for Applied Genomics (CAG) at Children’s Hospital of Philadelphia (CHOP) • Leadership – Sol Barer, Chairman – Mike Cola, CEO – John Leaman , CFO – Garry Neil, CSO 3

Business Model Evolution: Gene Therapy to Genomic Medicine 4 Diverse Limited Medgenics capabilities Ex vivo Gene Therapy • TARGT EPO • TARGT GLP - 2 Time Genomic Medicine • C ommercial capabilities • Further pipeline diversification Genomic Drug Development • World - class biobank and analytics • G enetically defined pediatric biosamples MDGN growth and diversification enhanced by CAG collaboration TM

CAG/CHOP Capabilities

CAG's pediatric biobank contains a high percentage of rare genetic variants

- ~1.2M patient visits/year
- 10% of all R/O disease patients in N. America are treated at CHOP

- Population is unique in that it represents the most severe forms of common diseases
- Global reach in many therapy areas

Highly scalable infrastructure to support translational research

Biobank (BB)
- Fully automated robotic biorepository

Datasets (Genomics EMR)
- Over 60K pediatric and 150K related adult patients GWAS genotyped with associated longitudinal EMR since 2006

Data Analytics
- End to end internal Next-Gen sequencing capabilities
- Integrated bioinformatics
- Rapid identification of novel genetic biomarkers

Consented Patients
- 85% of the BB patients are consented for longitudinal follow up and are eligible for call back for future studies

In the last 8 years CAG has had over 400 peer reviewed publications focused on novel genetic discoveries

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Recent Events 6 • Acquired neuroFix , providing access to a Phase 2 - ready program, NFC - 1 (September 2015) – First program to be announced from ongoing collaboration with Center for Applied Genomics (CAG ) at The Children’s Hospital of Philadelphia (CHOP) – Breakthrough discovery: mGluR mutations cause ~20% of ADHD – Data presented at AACAP meeting in San Antonio, TX (October 31, 2015) • Completed successful equity offering for $46M in gross proceeds (October 2015) – Provides 24 months cash runway – Funds proof - of - concept data for NFC - 1 in mGluR+ ADHD and 22Q Deletion Syndrome

NFC - 1 Summary • Program in mGluR + ADHD is highly de - risked – Extensive safety database – Compelling Phase 1b efficacy signal in mGluR+ ADHD • Potential rapid path to approval in 22q11.2 DS – Potentially large orphan indication – Compelling genetic hypothesis and positive signal in one patient – Potential for rapid development path with single pivotal trial • Opportunity in additional mGluR+ CNS/psych diseases 7

Elia, Glessner et al. Nature Genetic s, 2012 CAG Breakthrough Discovery 8 Research by Dr. Hakonarson indicated approximately 20% of ADHD patients have an underlying mGluR network mutations • 10 fold increased frequency of copy number variations (CNV ) in the mGluR gene network detected in ADHD population vs. normal controls • Dr. Hakonarson found these mutations in several related neuropsychiatric diseases

NFC - 1, first - in - class mGluR Neuromodulator 9 • Small molecule, non - stimulant agonist of multiple mGluRs : • 1, 3, 5, 7, 8 • Up - regulates GABA B receptors • Positive effects seen in animal models • Ameliorate cognitive impairment • Reduce hyperactivity • Enhance memory • Antipsychotic activity Dr . Hakonarson identified NFC - 1 as a drug with potential to address mGluR network disruptions caused by genetic mutations

NFC - 1, An Excellent Candidate for R epositioning 10 • Failed on efficacy measure • Excellent safety profile in >1,000 patients • No addiction potential • Excellent oral bioavailability and predictable PK – Twice - daily dosing NFC - 1 tested in a large scale clinical trial in Vascular Dementia patients not enriched for mGluR mutations

NFC - 1 GREAT Study: Design and Execution • Part 1: Single Ascending Dose(SAD)/Pharmacokinetics(PK) – SAD 24 hour PK 50 - 800mg • Part 2 : Ascending Dose Trial – 1 week of placebo followed by 4 weeks active therapy – Dose escalated: 50mg BID* - 400mg BID* weekly (x4) – Efficacy endpoints CGI, Vanderbilt, exploratory – Single - blinded (to patients/families) To be presented at American Academy of Child and Adolescent Psychiatry (AACAP). October 26 - 31, San Antonio. 11 Two - part Phase 1B trial, n=30 Trial was completed Q3 2015 *Twice a day

GREAT Study Enrolled Complex, Severe Patients Inclusion Criteria • ADHD patients age 12 – 17 • mGluR network mutation positive ( mGluR +) Severe ADHD symptoms and high comorbidity • 73% had severe ADHD (CGI - S >5 at baseline) • 67% had co - morbid psychiatric conditions – Anxiety, ODD – 30% on antipsychotics and/or antidepressants • 70% had previous treatment with ADHD drugs 12

13 Strong Efficacy Signal in Key Endpoints – CGI - I 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 1 2 3 4 5 CGI - I: Proportion of Responders at E ach Week for All Subjects W eek W eek W eek W eek W eek Treatment effect appeared more robust over time and at higher doses CGI - I, Clinical Global Impression of Symptom Improvement Responder – Global rating of much or very much improved

14 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% Week 1 Week 2 Week 3 Week 4 Week 5 Vanderbilt Scores: Proportion of Patients Improved from Pre - study Baseline for All Patients Improvement defined as 25% improvement in hyperactivity/inattention domains Strong Efficacy Signal in Key Endpoints – Vanderbilt Parent Rating Treatment effect appeared more robust over time and at higher doses

Statistically Significant Improvement in Key Endpoints 15 Week 1 Week 2 Week 3 Week 4 Week 5 Mean 29.1 26.4 24.0 23.3 22.5 Week 1 Week 2 Week 3 Week 4 Week 5 Mean 3.79 3.13 2.79 2.79 2.21 P < 0.001 P < 0.001 Average Vanderbilt score at each week – all patients Average CGI - I score at the end of each week – all patients Repeated Measures Analysis: mean scores by week CGI - I Scale: 1 - 7 Vanderbilt Scale (Questions 1 - 18): 0 - 54 Improvement magnitude comparable to best in class drugs in complex, severe patients

16 mGluR Network Mutation Classification: “Genetic Tiers” Tier 3 • 800+ Genes • 30% of ADHD Tier 2 • 279 Genes • 20% of ADHD Tier 1 • 79 Genes • 10% of ADHD Tier 1 Mutations in genes in mGluR receptors or that directly influence mGluR signaling. n=17 Tier 2 Mutations in genes that encode proteins that influence mGluR . n=7 Tier 3 Mutations in genes that encode for proteins that interact with Tier 1 and 2 genes. n=6 • G enetic tiers optimized for Tier 1 (not balanced) • Prevalence of ADHD estimated Genetic Tiers Defined by Proximity to mGluR Network

Core Mutations (Tier1/2) Predict Higher Response 17 0.00 0.20 0.40 0.60 0.80 1.00 Tier 1 Tier 2 Tier 3 CGI - I Proportion of Responders at Week 5 by Genetic Tier ( with 95% confidence intervals) Proportion of Responders (CGI - I) Note: genetic tiers were not balanced Note: Data is for the subset of patients who titrated to the highest dose (N=18)

18 Proportion of Responders (Vanderbilt) Note: genetic tiers were not balanced Note: Data is for the subset of patients who titrated to the highest dose (N=18) 0.00 0.20 0.40 0.60 0.80 1.00 Tier 1 Tier 2 Tier 3 Vanderbilt - Proportion of Responders at Week 5 by Genetic Tier ( with 95% confidence intervals) Core Mutations (Tier1/2) Predict Higher Response

NFC - 1 GREAT Trial Study Summary • Strong efficacy signal detected in several validated ADHD scales • Improvement in multiple symptoms noted by caregivers – I nattention, hyperactivity, anxiety, mood disorders • Treatment effect more robust over time & higher doses • Genetic biomarker predictive of response to NFC - 1 (Tier 1 & 2) • Confirmation of PK profile – C omparable to previous PK study; BID dosing • W ell tolerated, no treatment related serious adverse events • 20 of the 30 patients chose to continue in a long - term safety trial – Study began August 2015 19

Next Steps: mGluR+ ADHD Non - Interventional Study • Objectives: – Pre - identify Tier 1/2 mutation positive subjects in order to expedite enrollment in Phase 2/3 - Genotype 1,000 subjects with ADHD for mGluR mutation status - Investigator meeting early Q1 – Confirm the 20 - 30% prevalence estimate of mGluR+/ - among children 6 - 17 years with ADHD – Activate study sites for upcoming ADHD trials 20

Next Steps: mGluR+ ADHD Phase 2/3 Trial in Tier 1/2 mGluR+ ADHD • Objective: Identify optimal dose and confirm enhanced response in mGluR network mutation positive patients – Primary endpoints: ADHD RS, CGI - I – Powered to serve as pivotal trial – Top - line data anticipated H216 • Additional study for approval: – Confirmatory Phase 3 trial in target population (ages 6 – 19) 21

ADHD Market Opportunity Overall US Market • 2015 Sales in excess of $10B* (> 60M total prescriptions**) • Approximately 6M pediatric patients • Stimulants dominate market with 90+% of total prescriptions NFC - 1 Opportunity • Genetic Biomarker identifies eligible patients ( approx 20% of all ADHD) and response • Superior clinical profile in mGluR + ADHD patients – Not scheduled – No cardiovascular risk – Potential to address broad range of symptoms ( eg . a nxiety, conduct, mood) – Should lead to broad reimbursement coverage and premium pricing – Great clinical profile for Europe 22 *IBIS World.com **IMS, 2014

22q11.2 Deletion Syndrome (DS) Overview 23

Orphan Opportunity - 22q11.2 DS • 90% of 22q11.2DS patients have at least one mGluR network related deletion (RANBP1) 24 Micro deletion occurs in chromosome 22 Hypothesis: neuropsychiatric symptoms in 22q11.2DS patients are causally related to mGluR CNV/mutations and will respond to NFC - 1

25 Orphan Opportunity - 22q11.2 DS Physical Symptoms • Heart defects • Cleft palate • Gastrointestinal problems • Poor wound healing • Skeletal abnormalities Surgical / medical therapies mortality <4% after CV surgery (excluding critically ill infants) No effective therapy Approx. 40% progress to schizophrenia Psychiatric Symptoms* Prevalence estimates range from 1/2,000 to 1/4,000 *Jonas et al Biol Pyschiatry 2014;75:351 - 360

22q11.2 Patient in GREAT Study 26 T wo 22q11.2 p atients in the trial; one deletion and one duplication • Parents reported significant symptom improvement in both • M arked improvement in CGI - I and Vanderbilt • Both families elected to enroll in long - term safety trial to maintain access to NFC - 1

Opportunity to work with the Leading 22q11.2 Center • “ 22q and You” Center at The Children’s Hospital of Philadelphia (CHOP) – World’s leading 22q11.2 Deletion Syndrome (DS) Center – Caring for > 1,300 children with a 22q11.2 deletion – Draws families from around the world – Staffed by geneticists, genetic counselors and physicians 27

Next Steps: 22q11.2 Deletion Syndrome Phase 1/2 indication & dose finding study • Filed IND 4Q15 • Explore major neuropsychiatric disorders: ADHD, Anxiety, ASD • Initial data expected mid - 2016 • Transition to pivotal trial in one or more disorders • Rapid path to approval based on potential of Orphan Designation 28

TARGT – Ex vivo Gene Therapy 29

Stanford GeneRide Technology • Novel technology for highly specific and permanent integrated genetic transduction without lentivirus • Based on “promoter - less” homologous recombination – AAV - based – Permanent – Specific and controlled integration: no “off target” integration – Uses natural promoter(s) • Medgenics acquired exclusive rights to use this technology in ex vivo fibroblast - based systems • When reduced to practice in TARGT should allow permanent but removable treatment for select applications, e.g., CNS 30

TARGT CNS – Goal : sustained autologous large molecule production in central nervous system (CNS) – Future disease targets: • M etastatic and primary brain tumors • Lysosomal storage diseases with CNS involvement – Preclinical POC and IND - enabling work underway – First IND filing expected in 2017 31

Financial Update • Net proceeds from fundraising transaction: $43MM • Estimated cash balance as of Jan 1 2016: $53MM • Provides 24 - month operating runway (Q4 2017 ) 32

NFC - 1 Near - term Milestones 33 PROGRAM TIMING mGluR + ADHD GREAT Study Data presented at AACAP ✔ Initiate Phase 2/3 non - interventional study Q1 16 Initial data readout H2 16 22q11.2 Deletion Syndrome Submit IND for 22q11.2 DS ✔ Initiate exploratory study of psychiatric symptoms Q1 16 Initial data readout Mid 16 Preclinical POC for TARGT CNS H2 16

Summary

- Transformative year for the Company
  - Clinical trials with NFC-1 will initiate in 2016
  - Anticipate critical data available in Q3 (22q) and Q4 (mGluR+ ADHD)
- Potential for additional deals originating from Medgenics/CHOP collaboration
- Promising early data in CNS studies support continued development of *ex vivo* gene therapy
- Anticipate significant acceleration of Company’s transition to genomic medicine
- GeneRide technology provides next generation of *ex vivo* gene therapy platform

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Appendix 35

TARGT EPO • Trial Status – Completed enrollment in low - dose, mid - dose and PD cohorts • High dose cohort was not needed • Safe and well - tolerated; no treatment related SAE • 9/13 patients were EPO and transfusion free for at least 5 months • One patient maintains stable EPO production and Hb response >18 mos. • Conclusions – TARGT technology allows for safe, continuous administration of therapeutic proteins at physiologic levels for extended time periods – Future emphasis of TARGT EPO will be on orphan indications including β thalassemia (preclinical POC in progress at CHOP) and MDS (under review by Israeli MOH) 36 *As presented at American Society of Nephrology, November 2015. Data cut - off 10/27/2015